Subsequent Events	12 Months Ended
Dec. 31, 2016
Subsequent Events [Abstract]
Subsequent Events
25.      Subsequent Events:

New market: In January 2017, we launched a new service center in Rostock, Germany that services German Baltic Sea ports and Scandinavian ports through the acquisition of OBAST, a physical bunker supplier and cargo oil trader.
Convertible notes offering: In January 2017, the full overallotment option was exercised and an additional $22,500 of our 4.25% Convertible Unsecured Senior Notes due 2021 were purchased by the underwriters.
Loan agreement: On April 20, 2017, OBAST signed an agreement for a short term credit facility of up to $25,000 for the purposes of financing its German commercial business.